                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: SEPTEMBER 1, 1995
                       (Date of earliest event reported)


                        ARMSTRONG WORLD INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


PENNSYLVANIA                       1-2116                23-0366390
(State or other                 (Commission            (IRS Employer
jurisdiction of                 File Number)        Identification No.)
incorporation)


313 WEST LIBERTY STREET, P. O. BOX 3001, LANCASTER, PENNSYLVANIA  17604
       (Address of principal executive offices)                 (ZIP Code)



Registrant's telephone number, including area code:  (717) 397-0611



                               Page 1 of 3 Pages

ITEM 5.  OTHER EVENTS
         ------------

     A copy of the press release issued by Armstrong World Industries, Inc., on September 1, 1995, is attached hereto as Exhibit 99 and is incorporated herein by reference.



                               Page 2 of 3 Pages

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     ARMSTRONG WORLD INDUSTRIES, INC.
                                     (a Pennsylvania corporation)



                                     By:    /s/ L. A. Pulkrabek
                                          ----------------------------
                                          L. A. PULKRABEK
                                          Senior Vice President, Secretary and
                                          General Counsel



Date: September 8, 1995



                               Page 3 of 3 Pages